Inventories	12 Months Ended
Dec. 31, 2015
Inventory, Net [Abstract]
Inventories

NOTE 5. INVENTORIES

December 31 (In millions)	2015	2014

GE
Raw materials and work in process	$13,415	$9,963
Finished goods	8,199	6,982
Unbilled shipments	628	755
	22,243	17,701
Revaluation to LIFO	207	(62)
Total GE	22,449	17,639

GE Capital
Finished goods	66	50
Total consolidated	$22,515	$17,689

Inventory increased $4,826 million in 2015 primarily due to the Alstom acquisition of $4,298 million.